UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): April 8, 2020

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INTERNATIONAL BALER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-14443	13-2842053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Rio Grande Avenue Jacksonville, FL	32254
(Address of principal executive offices)	(Zip Code)

(904) 358-3812

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value per share	IBAL	Pink Sheets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 8.01 Other Events

International Baler Corporation, a Delaware corporation (the “Company”) filed its definitive proxy statement filed with the Securities and Exchange Commission on March 26, 2020. In light of ongoing coronavirus (COVID-19) developments and taking into account the guidance and protocols issued by public health authorities and federal, state and local governments,  the location of the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company has been changed. As previously announced, the Annual Meeting will be held on Monday, April 27, 2020 at 10:30 a.m. Eastern Time; however, the Annual Meeting will be held in a virtual meeting format only, via conference call. You will not be able to attend the Annual Meeting in person.

The live conference call for the Annual Meeting will begin promptly at 10:30 a.m. EST. The conference call dial in number is 1-800-747-5150, Access Code – 7916447#. We encourage you to access the meeting in advance of the designated start time.

As described in the Company’s proxy materials filed with the SEC, individuals and entities are entitled to participate in the Annual Meeting if they were a shareholder of record as of the close of business on March 17, 2020, the record date, or hold a properly executed proxy from such a record holder.

You may vote during the Annual Meeting by following the instructions provided by the host of the conference call and providing him/her with the control number found on your proxy card. However, whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting. If you have already voted, you do not need to take any action unless you wish to change your vote

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BALER CORPORATION

Date: April 8, 2020	By:	/s/ William E. Nielsen
	Name:	William E. Nielsen
	Title:	Vice President and Chief Financial Officer

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